SUPPLEMENT DATED MAY 25, 2012
TO THE PROSPECTUS DATED DECEMBER 1, 2011
OF
FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND
(Franklin Global Trust)

The prospectus is amended as follows:

I. The "Fund Details – Financial Highlights" section beginning on page 25 is revised as follows:

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Year Ended July 31,	2011	2010	2009	2008	2007
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.94	$9.78	$11.32	$11.25	$10.19
Income from investment operations:[a]					
Net investment income[b]	0.79[c]	0.89[c]	0.83	0.80	0.76
Net realized and unrealized gains (losses)	0.54[c]	1.70[c]	-1.67	-0.02	0.63
Total from investment operations	1.33	2.59	-0.84	0.78	1.39
Less distributions from:					
Net investment income	-0.36	-0.43	-0.64	-0.65	-0.32
Net realized gains	-0.11	—	-0.06	-0.06	-0.01
Total distributions	-0.47	-0.43	-0.70	-0.71	-0.33
Net asset value, end of year	$12.80	$11.94	$9.78	$11.32	$11.25
Total return	11.40%	26.94%	-5.43%	7.33%	13.75%
Ratios to average net assets					
Expenses before waiver and payments by affiliates and expense reduction	1.11%[c]	1.14%	1.19%	1.23%	1.35%
Expenses net of waiver and payments by affiliates	1.00%	1.00%	1.04%	1.10%	1.11%
Expenses net of waiver and payments by affiliates and expense reduction	1.00%	1.00%[d]	1.04%[d]	1.10%[d]	1.10%
Net investment income	6.38%[c]	7.89%[c]	9.45%	7.11%	7.03%
Supplemental data					
Net assets, end of year (000's)	$400,887	$172,858	$96,301	$102,294	$56,822
Portfolio turnover rate	29.09%	36.13%	31.91%	47.56%	65.54%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. See the Fund's January 31, 2012 Semiannual Report for information about this figure change.

d. Benefit of expense reduction rounds to less than 0.01%.

Please retain this supplement with your prospectus for reference.